Technical Service Contract                        CONFIDENTIAL                         INNOCARE

Exhibit 10.24

*** CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS IN BRACKETS) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Technical Service Contract

Contract No.:

Project Name: A Phase II, Multicenter, Single-Arm and Open Clinical Trial to Evaluate [***] for Treatment of Irresectable or Metastatic [***] with Specific [***] Gene Abnormalities

Protocol No.: [***]

Contract Type: Clinical Trial

Client (Party A): Beijing Innocare Pharma Tech Co., Ltd.

Entrusted Party (Party B): Genetron Health (Beijing) Company, Ltd.

Date: January 20, 2020

Location: Beijing

Validity: January 20, 2020 to January 20, 2023

InnoCare Pharma Tech (Beijing) Co., Ltd.

Technical Service Contract                        CONFIDENTIAL                         INNOCARE

Technical Service Contract (for Commission)

Client (Party A): Beijing Innocare Pharma Tech Co., Ltd.

Domicile: Building 8, Yard 8, Life Park Road, Zhongguancun Life Science Park, Changping District, Beijing

Legal representative: Jisong Cui

Contact: Bin Zhang

Correspondence address: Building 8, Yard 8, Life Park Road, Zhongguancun Life Science Park, Changping District, Beijing

Tel.: 010-66609950

E-mail: jason.hong@innocarepharma.com

Entrusted Party (Party B): Genetron Health (Beijing) Company, Ltd.

Domicile: Floor 1/2, Building 11, Yard 8, Life Park Road, Zhongguancun Life Science Park, Changping District, Beijing

Legal representative: Sizhen Wang

Contact: Hongwei Zhao

Correspondence address: Floor 1/2, Building 11, Yard 8, Life Park Road, Zhongguancun Life Science Park, Changping District, Beijing

Tel.: 010-50907500

E-mail: hongwei.zhao@genetronhealth.com

InnoCare Pharma Tech (Beijing) Co., Ltd.

Technical Service Contract                        CONFIDENTIAL                         INNOCARE

Party A entrusts Party B to provide analysis and testing services for clinical sample Biomarker of the Phase II, Multicenter, Single-Arm and Open Clinical Trial to Evaluate [***] for Treatment of Irresectable or Metastatic [***] with Specific [***] Gene Abnormalities (Protocol No. [***]), and will pay research and development funds and remuneration, and Party B accepts the entrustment and bear the rights and obligations of Entrusted Party herein. The Agreement (“Contract”, “Agreement” or “Cooperation Agreement”) is made by and between the Parties based on mutual negotiation and free will and in accordance with the Contract Law of the People’s Republic of China and other applicable laws and regulations, and shall bind upon the Parties.

I. Service Scope

Party B shall provide analysis and testing services for clinical sample Biomarker of the Phase II, Multicenter, Single-Arm and Open Clinical Trial to Evaluate [***] for Treatment of Irresectable or Metastatic [***] with Specific [***] Gene Abnormalities (Protocol No. [***] ), submit the results of research and development data to Party A in the form of methodology report and sample report, and ensure the original data is true and complete with on-site verification by the relevant authorities in China.

The Services include but not limited to project management, method development and verification, clinical biological sample testing, biological sample preservation and destruction, original data preservation:

1. Methodology: To establish a [***]-based testing method for detecting the mutation and fusion of [***] and [***] genes specific to Biomarker in [***] clinical samples (its performance is similar to that of [***]® [***] Kit, and the final performance index will be determined according to evaluation results. The subsequent biological sample testing shall be initiated upon the approval of the Parties); The development and verification of methodology shall be completed within two months after the Contract is signed (except the Spring Festival holiday), and a methodology report shall be prepared and submitted to Party A as required in the drug registration declaration.

The applicable standards adopt [***] platform-based methodology for [***] gene testing sites and regions ([***] point mutations: [***] fusion: [***]). Based on clinical samples (50 cases) and synthetic plasmids, Party B evaluates the performance of the method (the lowest testing line is determined by testing reference; precision and repeatability are evaluated by repetitive reference; sensitivity and specificity are evaluated and blank limits are determined by negative samples; and kits are verified by clinical samples with no more than 50 cases), method finalization, report and other original data output services. The data to be submitted by Party B at the conclusion of the Project at this stage include but not limited to project development plan, design and development verification plan, verification report, product specification, and product technical requirements.

InnoCare Pharma Tech (Beijing) Co., Ltd.

Technical Service Contract                        CONFIDENTIAL                         INNOCARE

2. Sample testing: After receiving the samples, Party B shall carry out quality control on the samples and immediately notify Party A of any unqualified samples, but shall pay the reasonable expenses for sample extraction and quality inspection (the fee standard is [***] (tax included)) for each sample. Party A may choose to resend, give up testing or require risk testing (if Party A insists on testing unqualified samples, Party B shall not be responsible for the testing results and Party A shall pay testing fees regardless of the results); For samples that meet the quality control standards, Party B shall further provide clinical specific gene mutation and fusion testing for biological samples. (Estimated [***] cases, subject to the true number of tests in clinical trials.)

3. Testing results: Party B shall complete the sample testing within 5-10 business days from the date of receiving the sample (except for the samples that failed the quality inspection and that Party A requires a risk testing). The testing report of the samples normally received last week shall be sent to the mailbox designated by Party A in the form of electronic documents every Friday (the content and format of the report shall be confirmed by Party A, and the report shall include but not limited to the test results, tumor content, quality inspection results).

4. Sample preservation and destruction: Party B shall preserve any and all remaining part(s) of the samples (if any) after completing the testing report for Party A in accordance with national and industry standards until 12 months after the close of the clinical project, and destroy the sample after the required preservation in accordance with the specifications for medical waste treatment (Party B shall obtain confirmation by email approved by Party A for destruction before sample destruction). If the project needs to be approved/filed by the authority of human genetic resources due to the number of samples stored or other reasons, Party A and Party B shall finish it as required by applicable laws and regulations.

5. Archives and data preservation: Research archives and original data shall be kept by Party B for Party A in accordance with national and industry standards until 5 years after the drug marketing is approved. Party B shall communicate with Party A in advance to confirm the processing details before deleting such original data.

II. Acceptance Standards for Testing Services

1. Sample testing: Party B shall provide testing report (if any) to Party A every week. The testing report shall include testing data, results and conclusions. The report shall be submitted in electronic format during the project, and a paper version shall be submitted after the project is completed.

Party A shall notify Party B in writing or e-mail after all the samples submitted for inspection have been tested with confirmation of no additional testing. Party B shall provide a complete final experimental report within 15 business days (Chinese version, six copies, all stamped with Party B’s official seal) to Party A in both paper and electronic versions. The final experimental report shall include the testing scheme, principle and technical process; all testing data, results and conclusions; preparation, use and compliance of experimental consumables; use and compliance of experimental instruments; and transportation, receipt, management and compliance of samples.

InnoCare Pharma Tech (Beijing) Co., Ltd.

Technical Service Contract                        CONFIDENTIAL                         INNOCARE

2. Acceptance standards: The agreed technical services have been successfully completed, and the results are true and reliable and meet the requirements of laws and regulations.

All data, records, reports and other documents have been accepted. The above-mentioned records and any electronic documents containing the above-mentioned data shall fully reflect the technical service and the research results obtained. The records shall be detailed and scientific in content and meet patent application and compliance requirements as well as other conventional purposes.

3. Delivery of data and analysis results: The form and quantity of delivery of technical service results decide to the actual testing services and a testing report shall be provided (with the seal of Party B).

4. Authenticity of data: Party B shall ensure that the data capacity agreed in the Cooperation Agreement is submitted to Party A, and the information and data provided are true and reliable.

5. The technical service results shall be delivered within the time limit stipulated in the Cooperation Agreement in the location of Party A.

6. Audit: Party A shall have the right to audit, consult and copy the above records kept by Party B, but shall notify Party B in writing 10 business days in advance to meet the requirements of patent application, compliance, routine use or other legal procedures during the Term and within 7 years after the end of the Contract.

III. Project Service Fee and Payment Method

1. See the Annex Payment Details for details of project service expenses.

2. Payment method and term:

No.	Description/service	Date	Amount	Note
1	Down payment	Within one month after signing the Contract	[***]	For methodological development

2	Prepayment for Phase II	Within one month after the down payment is used up	[***]	For methodological development

3	Settlement: at the end of each quarter	Within one month after the invoice is issued	According to the actual number of cases	For clinical sample testing
Note:Payment shall be completed within one month after receipt of the invoice.

InnoCare Pharma Tech (Beijing) Co., Ltd.

Technical Service Contract                        CONFIDENTIAL                         INNOCARE

3. Party B shall issue and send VAT invoices (RMB) with the details:

Account name:	[***]
Account bank:	[***]
Account No.:	[***]
Tax ID:	[***]
Tel.:	[***]
Company address:	[***]
Invoice type:	[***]
Address:	[***]
To:	[***]
Contact information:	[***]

4. Party A shall pay the service fee to the bank account designated by Party B through bank transfer.

Account name:	[***]
Account bank:	[***]
Account No.:	[***]

InnoCare Pharma Tech (Beijing) Co., Ltd.

Technical Service Contract                        CONFIDENTIAL                         INNOCARE

IV. Rights and Obligations of Party A

1. Party A shall obtain the approval of NMPA and the ethics committee for the project before initiating it, and obtain required approvals and consents (including but not limited to the approval of human genetic resources and informed consent of patients participating in the clinical project) according to the actual situation of the project, so as to ensure that the data collected complies with the applicable laws and regulations and the purpose of the Technical Service Cooperation Agreement.

2. Party A shall provide samples meeting the quantity and quality requirements as required in Central Laboratory Manual provided by Party B, and submit relevant information. If Party B’s experimental progress is affected due to the quality and quantity of Party A’s samples, Party A shall be responsible for replacing the samples, and the contract or reporting period shall be extended as appropriate. Party A shall ensure that the sample information is consistent with the information in the testing application form, and shall be responsible for the legality, accuracy and completeness of the sample source.

3. Party A shall have the right to inspect Party B’s research and development by on-site supervisors, but shall not hinder Party B’s routine work.

4. Party A shall pay Party B the Technical Service Fee as agreed in the Cooperation Agreement. Due to the allocation of Party A’s research funds, the necessary materials and samples required for the experiment provided by Party A are not in place or changed as scheduled, which affect the start-up or progress of Party B’s experiment, the contract period may be extended as appropriate.

V. Rights and Obligations of Party B

1. Party B shall complete the molecular testing related services according to NMPA’s Management Measures for Drug Registration and CDE’s related technical guidelines for clinical trials of new biological drugs, and provide Party A with the methodology report and sample testing report affixed the official seal of Party B for clinical trials according to the declaration requirements.

If Party B fails to complete the technical services as required, Party B shall communicate with Party A in a timely manner. Upon friendly negotiation between the Parties, if the Parties confirm that Party B may delay the delivery, Party A agrees to extend for a reasonable period to continue the research. If Party B fails to provide a written report meeting the requirements of the Cooperation Agreement within the aforesaid delayed reasonable time, Party A shall have the right to terminate the unfinished part of Services, and to require Party B to bear the liability for breach of contract subject to the Cooperation Agreement. If the project is delayed due to adjustment of technical services agreed in writing by the Parties, such delay shall not be deemed as a breach of contract.

2. Party B shall provide the Central Laboratory Manual to Party A’s project manager for written confirmation, and organize training for clinical operators or personnel designated by Party A as required in the Central Laboratory Manual confirmed by Party A. The training method and cost shall be separately agreed by the Parties.

InnoCare Pharma Tech (Beijing) Co., Ltd.

Technical Service Contract                        CONFIDENTIAL                         INNOCARE

3. Party B shall test according to the requirements of Party A’s protocol, make any and all testing records and properly keep all original data involved in the testing. The recording scope, summary and technical data obtained in the project research shall conform to the on-site verification standards of NMPA and relevant authorities. The original data shall be stored for 5 years after the test drug marketing is approved. After the preservation period expires, the original data shall be processed after consulting with Party A by mail and according to the results agreed upon by the Parties.

4. If necessary, Party B shall provide Party A with necessary explanations for the experimental results, and actively cooperate with Party A’s on-site assessment of clinical research required by NMPA and relevant authorities during the application process. If necessary, Party B shall be responsible for answering the inquiries about clinical research raised by the Drug Evaluation Center and the technical defense at the drug evaluation meeting during the drug evaluation.

5. Party B shall support and cooperate with Party A’s project management.

6. Party B shall be responsible for the sample testing report. If a testing report is required to be recalled, Party B shall immediately notify Party A to recall the testing report and provide a new testing report.

7. The services provided by Party B for the Contract shall be jointly completed by Party B and its subsidiaries.Without Party A’s consent, Party B shall not transfer any part or all of the research and development of the Project herein to any third party other than Party A’s subsidiary.

8. Party B shall abide by all laws, regulations and guidelines related to the Project. The test results of Party B shall be made only based on the data and samples provided by Party A. Party B shall not assume any inspection obligation and legal liability for the data and samples provided by Party A. Party B shall also not bear any claim and liability arising from such data and samples provided by Party A. Party B shall not use the data and samples provided by Party A for other research projects other than those specified herein for any purpose, and shall not disclose, sell or distribute them to any third party. Any claim or liability arising from Party B’s possession and use of samples of the Project for other research and development projects shall be borne by Party B, except for Party A’s fault behaviors (intentional or negligence).

9. In the Project, if Party B finds that it is difficult to proceed according to schedule due to barriers that cannot be solved by existing technologies, Party B shall immediately inform Party A to determine the follow-up research and development plan, and Party A shall have the right to change or terminate the research. If the test schedule is delayed due to force majeure, the Parties shall negotiate separately.

InnoCare Pharma Tech (Beijing) Co., Ltd.

Technical Service Contract                        CONFIDENTIAL                         INNOCARE

10. If Party A has plans to develop a kit based on NGS multi-gene panel, qPCR methodology or digital PCR methodology for [***] concomitant diagnosis due to mutation and fusion for [***] drug therapy [***], Party B shall be given priority as the concomitant diagnosis cooperation, except for the appropriate IVD products). However, if upon friendly negotiation between the Parties, Party B confirms to give up the cooperation, or upon communication with Party B based on the actual situation of the specific project, Party B is not suitable as the concomitant diagnosis partner, Party A shall have the right to cooperate with any other concomitant diagnosis reagent companies.

VI. Project Contact, Communication and Notification

1. The Parties have determined that during the Term of the Cooperation Agreement, the contacts of the Parties will conduct regular communication on the progress of the project. The Party shall notify the other party one week in advance if it changes the contact of the Project, and provide a written notice immediately. If the failure to timely notify affects the performance of the Contract or causes losses, the Party making the change shall bear such responsibilities.

2. The Parties agree that all notices from the Parties to the Cooperation Agreement shall be in text format and sent to the email address of the project contact. If required, the change confirmed by the Parties may be sent to the project contact’s address in paper documents stamped with the official seal and signed by the legal representative or authorized representative.

VII. Ownership and Sharing of Technical Achievements

1. All data and information generated from the performance of Services herein shall always belong to the exclusive property of Party A. Any invention derived from the data and information or arising from the Services provided by Party B in accordance with the Contract shall always be owned by Party A. Based on the data generated in the inspection of Party B, Party B shall obtain Party A’s consent if it is used for scientific research.

2. Party A promises that Party B holds specific inventions, know-how, trade secrets, improved technologies, other intellectual property and other assets independently developed and related to its business or operation, including but not limited to analytical methods, processes and technologies, process manuals, personal data, financial information, computer technology skills and software (collectively “Party B’s Property”). Any Party B’s Property used, improved, modified or developed by Party B under the Contract or within the Term of the Contract and improvements related to Party B’s Property shall be the exclusive property of Party B, and Party A acknowledges and agrees that Party A or Party A’s representatives or employees have no rights and interests in such property.

InnoCare Pharma Tech (Beijing) Co., Ltd.

Technical Service Contract                        CONFIDENTIAL                         INNOCARE

VIII. Duty of Confidentiality

1. The Parties agree to strictly keep confidential any confidential information obtained from the other Party (including but not limited to the original data, technical route, testing report, test-related data results and price information), and shall not disclose, publish or otherwise disclose such information to any third party without the prior written consent of the disclosing party, unless such information is known to the public due to reasons other than the fault of the receiving party, or its subsidiary company must obtain such information for the purpose of the Contract (the receiving party guarantees that such subsidiary will assume the confidentiality obligation not less than that agreed in the Contract), or disclosure shall be made in accordance with applicable legal requirements.

2. The confidentiality obligation shall remain valid after the completion or termination of the Contract until such confidential information is publicly disclosed.

3. Before obtaining the written consent of the disclosing party, the receiving party may only use the trademark and other intellectual property marks of the disclosing party within the scope of cooperation between the Parties or for the purpose of publicizing the cooperation between the Parties, and may not use them in any other businesses or fields.

4. For other matters not mentioned in detail, please refer to the confidentiality contract signed by the Parties.

5. If either party violates the confidentiality provisions, it shall bear the liability for breach of contract and compensate the other party for the losses caused thereby (including but not limited to economic losses, litigation fees and reasonable legal fees).

IX. Liability for Breach of Contact

1. Party A shall pay in a timely manner as agreed in the Contract. If Party A fails to pay to Party B in a timely manner, Party B shall urge Party A to pay within a reasonable time limit (within 30 business days). If Party A fails to pay within such reasonable time limit, Party A shall, in addition to making the payment to Party B, calculate a penalty of 0.1% of the overdue amount to Party B from the date of expiration of the reasonable time limit. In addition, Party B shall have the right to stop the ongoing testing service and may dissolve the Cooperation Agreement at any time.

2. If Party A, for its own reasons, affects the progress and quality of the work and does not accept or fails to accept the qualified work results delivered by Party B, the paid technical service fee shall not be returned, and the unpaid but actually incurred technical service fee shall be paid.

3. If Party B loses, damages or pollutes the technical information, data, documents and other articles provided by Party A due to its own reasons, Party B shall be responsible for re-obtaining them free of charge.

InnoCare Pharma Tech (Beijing) Co., Ltd.

Technical Service Contract                        CONFIDENTIAL                         INNOCARE

4. If the Parties agree to adjust the service plan, neither party shall be deemed as breach of contract.

5. If Party A or Party B is unable to perform the Cooperation Agreement due to force majeure, the Parties may dissolve the Cooperation Agreement through negotiation, and the Parties shall jointly bear the risk responsibility. Force majeure includes but is not limited to earthquakes, floods, wars, military operations, laws, government policies or unpredictable supplier changes. Party B promises to ensure the complete supply of testing reagent consumables as far as possible. If the research is affected due to the supply problem of testing reagent consumables caused by Party B’s reasons, Party B shall bear the responsibility and give priority to testing Party A’s samples once the materials are ready.

X. Termination of Cooperation Agreement

1. During the project, if the technical services provided by Party B no longer meet the requirements of the Contract, Party A shall notify Party B in writing 10 business days in advance. After the Parties confirm the termination date of the final Cooperation Agreement through negotiation, the Cooperation Agreement will be terminated on the scheduled date. Party A shall pay the inspection fees that have occurred before the termination date.

2. If Party A has any plan adjustment during the Project, Party A and Party B shall terminate the cooperation upon friendly negotiation. In addition to accounting for incurred expenses, the remaining amount of down payment shall be returned to Party B within 5 business days after the termination of the cooperation, except that Party B agrees that it can be used for other project cooperation service expenses of the Parties.

XI. Applicable Laws and Dispute Resolution

The Cooperation Agreement shall be governed by and construed in accordance with the laws of the People’s Republic of China. Disputes arising from the performance of the Agreement shall be settled through negotiation by the Parties. In case no settlement can be reached through negotiation, the Parties agree that the jurisdiction of the People’s Court in the place where Party A is located shall prevail.

XII. Supplements and Annexes

Matters not covered in the Cooperation Agreement shall subject to applicable laws and regulations. Without applicable provisions of laws or regulations, the Parties may reach a written supplementary agreement. The annexes and supplementary agreements to the Cooperation Agreement shall be integral parts of the Cooperation Agreement with same legal effect.

InnoCare Pharma Tech (Beijing) Co., Ltd.

Technical Service Contract                        CONFIDENTIAL                         INNOCARE

XIII. Term of Service

The effective date of the Contract is taken as the commence date of the Project, with a three-year cooperation. If the Contract expires but the Project is not completed, the Contract will be automatically expended until the project is completed.

The Agreement shall be made in quadruplicate, with Party A and Party B holding two copies respectively, which shall come into force as of the date of signature and seal by the Parties and have the same legal effect.

One annex to the Contract: Annex Payment Details

(Intentionally left blank, continue to signature page)

InnoCare Pharma Tech (Beijing) Co., Ltd.

Technical Service Contract                        CONFIDENTIAL                         INNOCARE

(Signature page of the Technical Service Contract)

Party A:	Party B:

Beijing Innocare Pharma Tech Co., Ltd.	Genetron Health (Beijing) Company, Ltd.

Legal representative (or authorized representative):	Legal representative (or authorized representative):

/s/ Jisong Cui (Signature)	/s/ Sizhen Wang (Seal)

Beijing Innocare Pharma Tech Co., Ltd. (Seal)	Special Seal for Contract, Genetron Health (Beijing) Company, Ltd. (Seal)

February 12, 2020	February 12, 2020

InnoCare Pharma Tech (Beijing) Co., Ltd.